FUTURE CHANGES IN ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
Future changes in accounting policies [Abstract]
Disclosure Of Future Changes In Accounting Policies Explanatory [text block]
4. FUTURE CHANGES IN ACCOUNTING POLICIES

Leases
On January 6, 2016, the IASB issued IFRS 16, Leases (“IFRS 16”). This standard specifies the methodology to recognize, measure, present and disclose leases. The standard provides a single lessee accounting model, requiring lessees to recognize assets and liabilities for all leases. This standard replaces IAS 17 Leases. The effective date is for reporting periods beginning on or after January 1, 2019 with early adoption permitted. The Company has developed an implementation plan to determine the impact on the consolidated financial statements. The Company has compiled all of its existing operating lease contracts and service contracts and has identified which contracts would be within scope of IFRS 16. The Company has quantified the accounting implications for all of its existing contracts within scope of IFRS 16. Although the Company expects an increase in depreciation and accretion expenses and an increase in cash flow from operating activities as any lease payments will be recorded as financing outflows in the statement of cash flows, the impact is not expected to be material, as the Company’s existing operating leases are not material.

The Company will be adopting IFRS 16 on January 1, 2019 using the modified retrospective approach. Under this approach, the cumulative effect of initially applying IFRS 16 is recognized as an adjustment to equity at the date of initial application. Comparative figures are not restated to reflect the adoption of IFRS 16. Additionally, the Company will be adopting the exemption for leases with a lease term of 12 months or less and for leases that are low value. Given that the Company’s existing operating leases are not material, no material adjustment to equity will be recognized upon IFRS 16 adoption on January 1, 2019.